GRAFTECH INTERNATIONAL LTD. HAS CLAIMED CONFIDENTIAL

TREATMENT OF PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

Exhibit 10.28.2

[Lake Charles Agreement - Amendment]

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A

REQUEST FOR CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE

SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 4

THIS AMENDMENT is made effective as of January 1, 2007 (“The Effective Date”) by and among (1) CONOCOPHILLIPS COMPANY (“Seller”), successor by merger to Conoco Inc., of 600 North Dairy Ashford Road, Houston, Texas 77079; and (2) UCAR CARBON COMPANY INC. (“UCARINC”), AND UCAR S.A. (together with UCARINC, “Buyer”) of Route de Renens 1, 1030 Bussigny-pres-Lausanne, Switzerland, (each a “Party” and together the “Parties”) and amends an Agreement (the “Agreement”) among the Parties entered as of January 1, 2001, as amended by Amendment No. 1 dated January 1, 2004, Amendment No. 2 dated January 1, 2005 and Amendment No. 3 dated January 1, 2006, in the following particulars:

1. Section 5.3.1B of the Agreement is amended to add the following:

For the year *, the prices to be used for invoicing and payment for Coke supplied under this Agreement will be fixed at the following:

Grade * - * per metric ton

Grade * - * per metric ton

Grade * - * per metric ton

If, during any * consecutive *, the average of the daily quotes for West Texas Intermediate published by Platt’s (excluding days during such * period on which Platt’s does not publish such quotes) is over * per barrel, then either party may notify the other party, in writing, that it wishes to renegotiate the prices for all grades of coke sold pursuant to this Agreement. If the parties fail to agree upon revised pricing within * of the date of such a notice, then either party may terminate this Agreement upon not less than * advance written notice.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A

REQUEST FOR CONFIDENTIAL TREATMENT

2. Section 5.4 of the Agreement (Additional Procedures) is deleted in its entirety.

3. Except as provided above, the Agreement and the Amendments remain in full force and effect according to their terms.

Signed and executed by duly authorized representatives of Seller and Buyer, respectively.

CONOCOPHILLIPS COMPANY		UCAR CARBON COMPANY INC.

By:	/s/ Richard R. Adams	By:	/s/ Petrus J. Barnard
Printed Name:	Richard R. Adams	Printed Name:	Petrus J. Barnard
2-26-2007		3-2-2007

UCAR S.A.

		By:	/s/ Giuseppe Autieri
		Printed Name:	Giuseppe Autieri
3-5-2007